Evolus Strengthens Balance Sheet; Secures $40 Million Investment

Pro Forma Cash1 Position of $125 Million at June 30, 2020

Newport Beach, Calif., July 6, 2020 - Evolus, Inc. (NASDAQ: EOLS) today announced that its strategic partner, Daewoong Pharmaceutical Co. Ltd., will invest $40 million in a five-year, unsecured, subordinated, 3% convertible note in the Company at a conversion price of $13.00, which represents a 144% premium to the closing price on July 6, 2020. This investment by Daewoong will be funded prior to July 31, 2020.
“This investment signals our partner’s long-term commitment to Evolus and the U.S. aesthetic neurotoxin market and confidence in the strength of our intellectual property,” said David Moatazedi, President and Chief Executive Officer. “We ended the second quarter of 2020 with approximately $85 million in cash and investments. Once closed, our second quarter cash combined with the gross proceeds from this offering generates a strong pro forma cash position of $125 million.”

About Evolus, Inc.

Evolus is a performance beauty company with a customer-centric approach focused on delivering breakthrough products. In 2019, the U.S. Food and Drug Administration approved Jeuveau® (prabotulinumtoxinA-xvfs), the first and only neurotoxin dedicated exclusively to aesthetics and manufactured in a state-of-the-art facility using Hi-Pure™ technology. Jeuveau® is powered by Evolus' unique technology platform and is designed to transform the aesthetic market by eliminating the friction points existing for customers today. Visit us at: www.evolus.com.

Jeuveau® is a registered trademark of Evolus, Inc.
Hi-Pure™ is a trademark of Daewoong Pharmaceutical Co, Ltd.
1 Represents unaudited June 30, 2020 cash, cash equivalents and short-term investments of $85 million plus gross proceeds from the closing of the $40 million convertible debt offering.

Evolus, Inc. Contacts:

Investor Contact:
Ashwin Agarwal, Evolus, Inc.
Vice President, Finance, Investor Relations & Treasury
Tel: +1-949-284-4559
Email: IR@Evolus.com

Media Contact:
Crystal Muilenburg, Evolus, Inc.
Vice President, Corporate Communications & Public Relations
Tel: +1-949-284-4506
Email: media@evolus.com

Forward-Looking Statements

This statement contains forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements that relate to the status of regulatory processes, future plans, events, prospects or performance and statements containing the words “plans,” “expects,” “believes,” “strategy,” “opportunity,” “anticipates,” “outlook,” “designed,” or other forms of these words or similar expressions, although not all forward-looking statements contain these identifying words. The company’s forward-looking statements include, but are not limited to, statements related to the strength of our intellectual property, the status, outlook and impact on our business of ongoing litigation, and the strength of our cash position.

Forward-looking statements are based on current estimates and assumptions made by management of the company and are believed to be reasonable, though they are inherently uncertain and difficult to predict. Forward-looking statements involve risks and uncertainties that could cause actual results or experience to differ materially from that expressed or implied by the forward-looking statements. Other factors that could cause actual results or experience to differ materially from that expressed or implied by the forward-looking statements include uncertainties associated with the continued impact of COVID-19 on our business and the economy generally, uncertainties, customer and consumer adoption of Jeuveau®, competition and market dynamics, our ongoing legal proceedings and our ability to maintain regulatory approval of Jeuveau® and other risks described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 as filed with the Securities and Exchange Commission on February 25, 2020 and May 11, 2020, respectively, all of which is available online at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, Evolus undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events. If the company does update or revise one or more of these statements, investors and others should not conclude that the company will make additional updates or corrections.